<on Farm Bureau Financial Services letterhead>




 February 23, 2005




 Dear Farm Bureau Customer:

 As a valued Farm Bureau variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2004.

 Our records indicate that you were invested in one or more of the EquiTrust Variable Insurance Series Fund subaccounts as of January 31, 2005. We are enclosing the complete annual report for the Fund. The performance information shown in the annual reports does not reflect product charges. Also enclosed is performance information for the period ended January 31, 2005 and the quarter ending December 31, 2004 reflecting applicable product charges.

 As   always,  remember  past  performance  cannot  predict  or
 guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

 We appreciate and value your business and look forward to serving you again in the future.


 Farm Bureau Life Insurance Company















 FBE

<on Farm Bureau Financial Services letterhead>



February 23, 2005

Dear Farm Bureau Customer:

As a valued Farm Bureau variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your Farm Bureau contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2004.

Listed below are the annual reports enclosed in this mailing for the investment options in which you were invested as of January 31, 2005.FN1 If the annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. The performance information shown in the annual reports does not reflect product charges. Also enclosed is performance information for the period ended January 31, 2005 and the quarter ending December 31, 2004 reflecting applicable product charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your Farm Bureau representative.

We appreciate and value your business and look forward to serving you again in the future.


Farm Bureau Life Insurance Company




     [list of investment options contained in this mailing]







LFB
_______________________________
FN1 Note - if you were invested in any of the EquiTrust Variable
Insurance Series Fund subaccounts, you will receive the complete annual report for the Fund.